UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2023

MBG Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56318	27-2262006
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

MBG Holdings Inc.

4301 West Bank Dr. Suite 110B
Austin, Texas 78746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 360-0459

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MGBH	OTC Markets

Item 4.01 – Changes in Registrant’s Certifying Accountant

On April 10, 2023 (the “Engagement Date”), MBG Holdings, Inc. (the “Company”) engaged M&K CPAS PLLC (“M&K”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022. The decision to engage M&K as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with M&K regarding either:

1.	the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that M&K concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	any matter that was either the subject of a “disagreement” (as defined in Item 304 of Regulation S-K) or a “reportable event” (as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

On March 23, 2023, the Company received a communication from the Company’s independent accounting firm, Maughan Sullivan LLC (“Maughan”), that the firm is resigning as the Company’s auditor for the fiscal year 2022 audit effective immediately.

Maughan’s report on the Company’s financial statements for the fiscal years ended December 31, 2021 and 2020 included in the Company’s Annual Report on Form 10-K did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principle. The report had been prepared assuming the Company would continue as a going concern and included an explanatory paragraph regarding the Company’s ability to continue as a going concern as a result of losses from operations and a deficiency in working capital.

The Company has provided Maughan with a copy of the Form 8-K filed on March 30, 2023 and requested that Maughan provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements related to them made by the Company in this report. A copy of Maughan’s letter, dated March 30, 2023 is attached as Exhibit 16.1 to this report.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Maughan Sullivan LLC letter dated March 30, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2023	MBG Holdings Inc.

	By:	/s/ James Frinzi
	Name:	James Frinzi
	Title:	Chief Executive Officer